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Exhibit 10.37

CPR SELECT

THE CORPORATEPLAN FOR
RETIREMENT SELECT PLAN

ADOPTION AGREEMENT

IMPORTANT NOTE

This document is not an IRS approved Prototype Plan. An Adopting Employer may not rely solely on this Plan to ensure that the Plan is "unfunded and maintained primarily for the purpose of providing deferred compensation to a select group of management or highly compensated employees" and exempt from Parts 2 through 4 of Title I of the Employee Retirement Income Security Act of 1974 with respect to the Employer's particular situation. Fidelity Management Trust Company, its affiliates and employees may not provide you with legal advice in connection with the execution of this document. This document should be reviewed by your attorney and/or accountant prior to execution.

1.	ADOPTION AGREEMENT
	1.1	PLAN INFORMATION.
		(a)	Name of Plan:
This is the Gilead Sciences, Inc. Deferred Compensation Plan (the "Plan").
		(b)	Name of Plan Administrator, if not the Employer:

Address:
Phone Number:
The Plan Administrator is the agent for service of legal process for the Plan.
		(c)	Three Digit Plan Number: N/A
		(d)	Plan Year End (month/day): December 31
		(e)	Plan Status (check one):
		(1)	☒	Effective Date of new Plan: January 1, 2002
		(2)	☐	Amendment Effective Date:
The original effective date of the Plan:
1.2	EMPLOYER
	(a)	The Employer is: Gilead Sciences, Inc.
			Address:	333 Lakeside Drive Foster City, CA 94404
Contact's Name: Marsha Roberts
Telephone Number: 1 (800) GILEAD 5
		(1)	Employer's Tax Identification Number: 94-3047598
		(2)	Business form of Employer (check one):
			(A)	☒ Corporation
			(B)	☐ Sole proprietor or partnership
			(C)	☐ Subchapter S Corporation
		(3)	Employer's fiscal year end:
	(b)	The term "Employer" includes the following Related Employer(s) (as defined in Section 2.01(a)(21)):
None

1.3	COVERAGE.
	(a)	Only those Employees listed in Attachment A will be eligible to participate in the Plan.
	(b)	The Entry Date(s) shall be (check one):
		(1)	☒ the first day of each Plan Year.
		(2)	☐ the first day of each Plan Year and the date six months later.
		(3)	☐ the first day of each Plan Year and the first day of the fourth, seventh and tenth months.
		(4)	☐ the first day of each month.
1.4	COMPENSATION.
For purposes of determining Contributions under the Plan, Compensation shall be as defined in Section 2.01(a)(6), but excluding (check the appropriate box(es)):
	(a)	☐	Overtime Pay.
	(b)	☐	Bonuses.
	(c)	☐	Commissions.
	(d)	☐	The value of a qualified or a non-qualified stock option granted to an Employee by the Employer to the extent such value is includable in the Employee's taxable income.
	(e)	☐	No exclusions.
1.5	CONTRIBUTIONS.
	(a)
		Deferral Contributions. The Employer shall make a Deferral Contribution in accordance with Section 4.01 on behalf of each Participant who has an executed salary reduction agreement in effect with the Employer for the Plan Year (or portion of the Plan Year) in question, not to exceed % [see Addendum] of Compensation for that Plan Year.
	(b)	☐	Matching Contributions
		(1)
			The Employer shall make a Matching Contribution on behalf of each Participant in an amount equal to the following percentage of a Participant's Deferral Contributions during the Plan Year (check one) :
			(A)	☐	50%
			(B)	☐	100%
			(C)	☐	%
			(D)	☐	(Tiered Match) % of the first % of the Participant's Compensation contributed to the Plan,
					% of the next % of the Participant's Compensation contributed to the Plan,
					% of the next % of the Participant's Compensation contributed to the Plan.

			(E)	☐	The percentage declared for the year, if any, by a Board of Directors' resolution.
			(F)	☐	Other:

		(2)	☐	Matching Contribution Limits (check the appropriate box(es)):
			(A)	☐	Deferral Contributions in excess of % of the Participant's Compensation for the period in question shall not be considered for Matching Contributions.
Note:
If the Employer elects a percentage limit in (A) above and requests the Trustee to account separately for matched and unmatched Deferral Contributions, the Matching Contributions allocated to each Participant must be computed, and the percentage limit applied, based upon each period.
			(B)	☐	Matching Contributions for each Participant for each Plan Year shall be limited to $ .
		(3)	Eligibility Requirement(s) for Matching Contributions

A Participant who makes Deferral Contributions during the Plan Year under Section 1.05(a) shall be entitled to Matching Contributions for that Plan Year if the Participant satisfies the following requirement(s) (Check the appropriate box(es). Options (B) and (C) may not be elected together):
			(A)	☐	Is employed by the Employer on the last day of the Plan Year.
			(B)	☐	Earns at least 500 Hours of Service during the Plan Year.
			(C)	☐	Earns at least 1,000 Hours of Service during the Plan Year.
			(D)	☐	No requirements.
Note:
If option (A), (B) or (C) above is selected then Matching Contributions can only be made by the Employer after the Plan Year ends. Any Matching Contribution made before Plan Year end shall not be subject to the eligibility requirements of this Section 1.05(b)(3)).
1.6	DISTRIBUTION DATES. See Addendum.

A Participant may elect to receive a distribution or commence distributions from his Account pursuant to Section 8.02 upon the following date(s) (check the appropriate box(es). If Option (c) is elected, then options (a) and (b) may not be elected):
	(a)	☐	Attainment of Normal Retirement Age. Normal Retirement Age under the Plan is (check one):
		(1)	☐	age 65.
		(2)	☐	age (specify from 55 through 64).
		(3)	☐	later of the age (can not exceed 65) or the fifth anniversary of the Participant's Commencement Date.

	(b)	☐	Attainment of Early Retirement Age. Early Retirement Age is the first day of the month after the Participant attains age (specify 55 or greater) and completes Years of Service for Vesting.
	(c)	☐	Termination of employment with the Employer.
1.7	VESTING SCHEDULE.
	(a)	The Participant's vested percentage in Matching Contributions elected in Section 1.05(b) shall be based upon the schedule(s) selected below.
		(1)	☒	N/A—No Matching Contributions
		(2)	☐	100% Vesting immediately
		(3)	☐	3 year cliff (see C below)
		(4)	☐	5 year cliff (see D below)
		(5)	☐	6 year graduated (see E below)
		(6)	☐	7 year graduated (see F below)
		(7)	☐	G below
		(8)	☐	Other (Attachment "B")
	Vesting Schedule
Years of Service for Vesting
	C	D	E	F	G
0	0%	0%	0%	0%	—
1	0%	0%	0%	0%	—
2	0%	0%	20%	0%	—
3	100%	0%	40%	20%	—
4	100%	0%	60%	40%	—
5	100%	100%	80%	60%	—
6	100%	100%	100%	80%	—
7	100%	100%	100%	100%	100%
(b)	☐	Years of Service for Vesting shall exclude (check one):
	(1)	☐	for new plans, service prior to the Effective Date as defined in Section 1.01(e)(1).
	(2)	☐	for existing plans converting from another plan document, service prior to the original Effective Date as defined in Section 1.01(e)(2).
(c)	☐	A Participant will forfeit his Matching Contributions upon the occurrence of the following event (s):

(d)	A Participant will be 100% vested in his Matching Contributions upon (check the appropriate box(es), if any):
	(1)	☐	Normal Retirement Age (as defined in Section 1.06(a)).
	(2)	☐	Early Retirement Age (as defined in Section 1.06(b)).
	(3)	☐	Death.

1.8	PREDECESSOR EMPLOYER SERVICE.
☐ Service for purposes of vesting in Section 1.07(a) shall include service with the following employer(s):
(a)
(b)
(c)
(d)
1.9	HARDSHIP WITHDRAWALS.
Participant withdrawals for hardship prior to termination of employment (check one):
(a) ☒ will be allowed in accordance with Section 7.07, subject to a $1,000 minimum amount. (Must be at least $1,000.)
(b) ☐ will not be allowed.
1.10	DISTRIBUTIONS.
Subject to Articles 7 and 8, distributions under the Plan will be paid (check the appropriate box(es)):
(a) ☐ as a lump sum.
(b) ☒ under a systematic withdrawal plan (installments) not to exceed 10 years.
1.11	INVESTMENT DECISIONS.
(a) Investment Directions
Investments in which the Accounts of Participants shall be treated as invested and reinvested shall be directed (check one):
(1) ☐ by the Employer among the options listed in (b) below.
(2) ☐ by each Participant among the options listed in (b) below.
(3) ☐
by each Participant with respect to Deferral Contributions and by the Employer with respect to Employer Matching Contributions. The Employer must direct the Employer Matching Contributions among the same investment options made available for Participant directed sources listed in (b) below.

(b)	Plan Investment Options
Participant Accounts will be treated as invested among the Fidelity Funds listed below pursuant to Participant and/or Employer directions.
Fund Name		Fund Number
(1)	Fidelity Managed Income Portfolio
(2)	Fidelity Intermediate Bond Fund
(3)	Fidelity Equity-Income Fund
(4)	Fidelity Growth & Income Portfolio
(5)	Spartan U.S. Equity Index Fund
(6)	Fidelity Growth Company Fund
(7)	Fidelity Independence Fund
(8)	Fidelity Low Priced Stock Fund
(9)	Janus Twenty Fund
(10)	Fidelity Diversified Investment Fund
(11)	Fidelity Freedom Income Fund
(12)	Fidelity Freedom 2000 Fund
(13)	Fidelity Freedom 2010 Fund
(14)	Fidelity Freedom 2020 Fund
(15)	Fidelity Freedom 2030 Fund
(16)	Fidelity Freedom 2040 Fund
Note:	An additional annual recordkeeping fee will be charged for each fund in excess of five funds.
Note:	The method and frequency for change of investments will be determined under the rules applicable to the selected funds. Information will be provided regarding expenses, if any, for changes in investment options.
1.12	RELIANCE ON PLAN.

An adopting Employer may not rely solely on this Plan to ensure that the Plan is "unfunded and maintained primarily for the purpose of providing deferred compensation for a select group of management or highly compensated employees" and exempt from Parts 2 through 4 of Title I of the Employee Retirement Income Security Act of 1974 with respect to the Employer's particular situation. This Agreement must be reviewed by your attorney and/or accountant before it is executed.
This Adoption Agreement may be used only in conjunction with the CORPORATEplan for Retirement Select Basic Plan Document.

EXECUTION PAGE
(Fidelity's Copy)

        IN WITNESS WHEREOF, the Employer has caused this Adoption Agreement to be executed this 7th day of September, 2001.

Employer	Gilead Sciences, Inc
By	/s/ Marsha Roberts
Title	V.P. Human Resources
Employer	Gilead Sciences, Inc
By	/s/ Gregg Alton
Title	V.P. & General Counsel

EXECUTION PAGE
(Employer's Copy)

        IN WITNESS WHEREOF, the Employer has caused this Adoption Agreement to be executed this 7th day of September, 2001.

Employer	Gilead Sciences, Inc
By	/s/ Marsha Roberts
Title	V.P. Human Resources
Employer	Gilead Sciences, Inc
By	/s/ Gregg Alton
Title	V.P. & General Counsel
Employer
By
Title
Date
Note:	The Employer must revise Attachment A to add employees as they become eligible or delete employees who are no longer eligible.

ATTACHMENT A

Pursuant to Section 1.03(a), the following are the Employees who are eligible to participate in the Plan:
Gilead Employees and Non-Employee Directors
Gilead VP's & Above:

John Martin	CEO	President & CEO
Mark Perry	EVP	Operations
Norbert Bischofberger	EVP	Research & Development
Sharon Surrey-Barbari	CFO	Chief Financial Officer
Bill Lee	SVP	Research & Product Development
Mike Inouye	SVP	Sales & Marketing
Howard Jaffe	VP	Clinical Research
Alan Taylor	VP	Regulatory Affairs
Carol Brosgart	VP	Clinical Research
Bruno Delagneau	VP	Global Marketing
Choung Kim	VP	Research
Ernie Prisbe	VP	Process Development
Gregg Alton	VP	General Counsel
Jay Toole	VP	Clinical Research
Jim Rooney	VP	Clinical Research
John Milligan	VP	Corporate Dev.
Marsha Roberts	VP	Human Resources
Max Hensley	VP	Intellectual Property
Mick Hitchcock	VP	Research
Michael Wulfsohn	VP	Biostatistics & Data Mgmt
Taiyin Yang	VP	Research
Crispin Eley	SVP	Pharmaceutical Operations
Tony Caracciolo	VP	Manufacturing

Board Members:

Paul Berg
George P. Shultz
Etienne F. Davignon
James M. Denny
Gordon E. Moore
Cordell Hull

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CPR SELECT THE CORPORATEPLAN FOR RETIREMENT SELECT PLAN ADOPTION AGREEMENT
EXECUTION PAGE (Fidelity's Copy)
EXECUTION PAGE (Employer's Copy)
ATTACHMENT A